SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MERCANTILE FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MERCANTILE FUNDS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

March 31, 2005

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Mercantile Funds, Inc. (the “Company”) will be held on May 13, 2005, at 9:00 a.m. Eastern Time, at the offices of Mercantile Capital Advisors, Inc., the Company’s investment adviser (“Mercantile”), 12th Floor, Two Hopkins Plaza, Baltimore, Maryland 21201, for the following purpose:

(1)	To elect six (6) Directors to the Board of Directors of the Company.

The proposal referred to above is discussed in the Proxy Statement attached to this Notice. The Company invites each shareholder to attend the Meeting in person. Shareholders of record at the close of business on February 28, 2005 have the right to vote at the Meeting. If you cannot be present at the Meeting, we urge you to fill in, sign and promptly return the enclosed proxy so that the Company can hold the Meeting and vote the maximum number of shares.

The Board of Directors recommends that you vote in favor of the proposal.

By Order of the Board of Directors,

Jennifer E. Vollmer

Secretary

WE NEED YOUR PROXY VOTE IMMEDIATELY

A Shareholder may think that his or her vote is not important, but it is vital. By law, the Special Meeting of Shareholders of the Company is scheduled for May 13, 2005 will have to be adjourned without conducting any business if less than a majority of the shares eligible to vote a represented. In that event, the Company would continue to solicit votes in an attempt to achieve a quorum. Clearly, your vote could be critical in allowing the Company to hold the meeting as scheduled, so please return your proxy card immediately.

MERCANTILE FUNDS, INC.

TWO HOPKINS PLAZA

BALTIMORE, MARYLAND 21201

1-800-551-2145

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Directors of Mercantile Funds, Inc. (the “Company”) for voting at a Special Meeting of Shareholders (the “Meeting”) of the Company to be held on May 13, 2005, at 9:00 a.m. Eastern Time, at the offices of Mercantile Capital Advisors, Inc. the Company’s investment adviser (“Mercantile”), 12th Floor, Two Hopkins Plaza, Baltimore, Maryland 21201. As used in this Proxy Statement, the Company’s investment portfolios are referred to as “Funds” and the Fund’s shares are referred to as “Shares.”

This Proxy Statement and the enclosed proxy are expected to be distributed to shareholders on or about March 31, 2005. The Company expects to solicit proxies primarily by mail. The Company will bear all proxy solicitation costs related to the solicitation of proxies by mail. The Company’s officers and existing service providers may also solicit proxies by telephone, facsimile or personal interview. Mercantile will bear all costs related to these other solicitations.

A proxy is enclosed with respect to the Shares you own in the Company. If you return a properly executed proxy to the Company, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy and mail it in the enclosed reply envelope.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If you need additional copies of this Proxy Statement, please contact the Company at 1-800-551-2145. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Company in writing at Two Hopkins Plaza, Baltimore, Maryland 21201 or call 1-800-551-2145.

For a free copy of the Company’s annual report dated May 31, 2004 and semi-annual report dated November 30, 2004 write the Company at Two Hopkins Plaza, Baltimore, Maryland 21201, call 1-800-551-2145, or log-on to www.mercantilefunds.com.

PROPOSAL No. 1

TO ELECT SIX (6) DIRECTORS TO BOARD OF DIRECTORS

The Board of the Directors recommends that Shareholders vote for each nominee for Director of the Company.

At the Meeting, shareholders will be asked to elect six (6) Directors to the Board of Directors of the Company. The six individuals nominated for election as Directors were nominated by the Company’s present Board of Directors.

The six nominees are currently Directors of the Company: Edward D. Miller, Decatur H. Miller, Thomas L. Owsley, John R. Murphy, L. White Matthews and George R. Packard. Four of the nominees, Edward D. Miller, Decatur H. Miller, John R. Murphy and George R. Packard, were last elected by shareholders at a meeting held on July 24, 1998. Two of the nominees were appointed by the Board of Directors, L. White Matthews on May 9, 2003, and Thomas L. Owsley on November 19, 2004, effective January 1, 2005. Each of the nominees oversees three other investment management companies advised by Mercantile.

All Shares represented by valid proxies will be voted in the election of Directors for each nominee named below, unless authority to vote for a particular nominee is withheld. The six nominees who receive the highest number of votes cast at the Meeting will be elected as Directors. Cumulative voting is not permitted. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If a nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Directors may recommend, unless the Board decides to reduce the number of Directors serving on the Board.

Correspondence intended for each nominee may be sent to the Company at Two Hopkins Plaza, Baltimore, Maryland 21201. The following tables contain relevant information about the nominees:

INTERESTED NOMINEE. The interested nominee is a person who is an “interested person” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Name and Age	Position Held with Company	Length of Time Served	Principal Occupation During Past 5 Years	Other Directorships Held by Nominee
Decatur H. Miller (1) Age: 72	Director	Since 1989	Retired.	None.

(1)	Mr. Miller is an “interested person” of the Company because he is a co-trustee of a trust for which Mercantile-Safe Deposit and Trust Company, the parent company of Mercantile, is also a co-trustee.

NON-INTERESTED NOMINEES. Non-interested nominees are persons who are not “interested persons” as that term is defined in the 1940 Act.

Name and Age	Position(s) Held with Company	Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Nominee
L. White Matthews, III Age: 58	Director	Since 2003	Retired since 2001; Director, Executive Vice President and Chief Financial Officer, Ecolab, Inc. (cleaning products and services), 1999-2001.	Matrixx Initiatives, Inc. (pharmaceuticals); Imation Corp. (data storage products); and Computer Horizons Corp. (computer services).

Edward D. Miller Age: 62	Director	Since 1998	Dean and Chief Executive Officer, Johns Hopkins Medicine.	None.

John R. Murphy Age: 70	Director and Chairman of the Board	Since 1994	Vice Chairman, National Geographic Society.	Omnicom Group, Inc. (media and marketing services).

George R. Packard, III Age: 72	Director	Since 1989	President, U.S. Japan Foundation.	None.

Thomas L. Owsley Age: 64	Director	Since 2005	Retired since August 2004; President, Chief Executive Officer and Chief Operating Officer, Crown Central Petroleum Corporation 2003 to August 2004: Senior Vice President, General Counsel and Corporate Secretary 2001 to 2003: Senior Vice President and Chief Legal Officer 1998 to 2001.	None.

In a transaction on November 15, 2004, Mr. Owsley sold $5,053.88 of common stock of Mercantile Bankshares Corporation, the indirect parent company of Mercantile.

If the proposed nominees are approved by shareholders, the Board of Directors will be 83% comprised of non-interested directors. If elected, each Director will hold office for an indefinite term until the earlier of (1) the date the election of a Director’s successor in office becomes effective, or (2) the date a Director resigns or his term as a Director is terminated in accordance with the Company’s Bylaws. If, at any time, less that a majority of the Director’s have been elected by the Company’s shareholders, then the Company will promptly call a meeting of the shareholders for the purpose of electing a Board of Directors. Otherwise, there normally will be no meetings of shareholders for the purpose of electing Directors. The Directors may, as permitted by the 1940 Act, appoint additional Directors without shareholder approval.

The Board of Directors of the Company held five (5) meetings during the last fiscal year ended May 31, 2004. John R. Murphy has served as Chairman of the Board since February 20, 2004.

The following chart provides information about the fees received by the Company’s Directors for their services as members of the Board of Directors for the fiscal year ended May 31, 2004:

Director	Total Compensation from the Company Paid to Directors	Total Compensation from the Fund Complex(1)
Leslie B. Disharoon(2)	$24,000.00	$37,083.33
Decatur H. Miller	$18,500.00	$43,958.33
Edward D. Miller, M.D.	$23,500.00	$53,958.33
John R. Murphy	$22,569.67	$58,348.00
L. White Matthews, III	$22,500.00	$48,000.00
George R. Packard, III	$22,500.00	$51,958.33

(1)	The Fund Complex includes the Company, the Mercantile Alternative Strategies Fund LLC, Mercantile Absolute Return Fund LLC, and Mercantile Long-Short Manager Fund LLC, all of which are advised by Mercantile.
(2)	Mr. Disharoon served as a Director and Chairman of the Board through February 20, 2004.

Effective January 1, 2005, each Director of the Company receives an annual fee of $20,000 plus $2,000 for each regular Board meeting attended, $1,000 each special or telephonic Board meeting attended and reimbursement of expenses incurred as a Director. The Chairman of the Board of Directors receives an additional annual fee of $10,000 for his services in such capacity. Prior to January 1, 2005, each Director received an annual fee of $9,500 plus $2,000 for each Board meeting attended, $1,000 for each telephonic Board meeting attended and $1,000 for each committee meeting attended and reimbursement of expenses incurred as a Director.

The following table sets forth information describing the dollar range of securities beneficially owned by each nominee as of February 28, 2005:

Fund	Decatur H. Miller	Edward D. Miller	John R. Murphy	L. White Matthews	George R. Packard	Thomas L. Owsley
Prime Money Market Fund	$1-$10,000	none	none	none	none	none
Growth & Income Fund	$50,001 - $100,000	none	none	none	none	$50,001 - $100,000
International Equity Fund	$50,001 - $100,000	none	none	none	none	$10,001 - $50,000
Capital Opportunities Fund	none	none	none	none	none	$10,001 - $50,000
Total Nominee ownership	Over $100,000	none	none	none	none	Over $100,000

As of February 28, 2005, the nominees, Directors and officers of the Company owned, in the aggregate, less than 1% of each Fund’s outstanding shares.

INFORMATION ABOUT COMMITTEES OF THE BOARD OF DIRECTORS.

The Board of Directors has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Directors, the Company and its shareholders and to facilitate compliance with certain regulatory matters. Currently the Board of Directors has two standing committees, the Audit Committee and the Nominating and Compensation Committee.

NOMINATING AND COMPENSATION COMMITTEE. The Nominating and Compensation Committee was composed, as of January 31, 2005, of Messrs. John R. Murphy, Edward D. Miller, George R. Packard and Thomas L. Owsley. The Committee is comprised only of non-interested directors. The Committee held two (2) meetings during the calendar year ended 2004. The Committee is governed by a written charter, a copy of which is attached as Exhibit 1 hereto.

The Committee is responsible for identifying and recommending candidates for nomination for the election or appointment of Directors to the Company and for membership on the Company’s committees. The Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Directors, including any recommendations by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence by mail or courier to the Company’s Secretary for the attention of the Chairman of the Nominating and Compensation Committee, Mercantile Funds, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201. Suggestions for candidates must include a resume of the candidate.

The Committee’s principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are considered, but not limited to: (a) the candidate’s willingness and ability to serve and commit the time necessary for service as a director and attendance at Board and committee meetings; (b) the contribution the candidate can provide to the Company with consideration being given to the candidate’s professional experience and education; (c) the candidate’s character and integrity; and (d) whether the candidate exhibits the stature commensurate with that of the other members of the Board of Directors in representing the Company’s shareholders.

The Committee is also responsible for other fund governance and board administration matters. The Committee periodically evaluates the functioning and composition of the Board of Directors and its various committees and recommends any appropriate changes to the Board with respect thereto. The Committee annually reviews compensation payable to non-interested Directors and will make recommendations to the Board of Directors. The Committee considers and oversees the selection of independent legal counsel employed by the Company’s Directors and annually evaluates legal counsel’s independence under applicable regulations.

AUDIT COMMITTEE. The Audit Committee was composed, as of January 31, 2005, of Messrs. John R. Murphy, Edward D. Miller, George R. Packard, L White Matthews and Thomas L. Owsley. The Committee is comprised only of non-interested directors. The Committee held four (4) meetings during the calendar year ended 2004.

The Committee is responsible for (a) overseeing the accounting and financial reporting process of the Company; (b) overseeing the quality and integrity of the Company’s financial statements and the independent audit of the financial statements; (c) overseeing the compliance with legal and regulatory requirements that relate to the Company’s accounting, financial reporting and independent audits; (d) reviewing and evaluating the qualifications, independence and performance of the auditors prior to the engagement of the audits; and (e) serving as liaison between the auditors and the Board of Directors. The Committee may perform other tasks as the Board of Directors deems necessary and appropriate from time to time.

In conjunction with the its responsibilities, the Committee confers with the auditors regarding the Company’s audited financial statements, the results of audits and related matters, and reviews and discusses the Company’s audit financial statements with management. The Committee obtains written disclosure from the auditor describing all relationships between the auditor and the Company and the Company’s various service providers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). For the fiscal year ended May 31, 2004, the Committee reviewed and discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees).

VOTING INFORMATION

RECORD DATE. Only shareholders of record at the close of business on February 28, 2005 (the “Record Date”) will be entitled to vote at the Meeting and at any adjournment thereof. On that date, the issued and outstanding Shares of each class were as follows:

Fund	Number of Shares
Prime Money Market Fund: Class A	77,323,642
Prime Money Market Fund: Class C	563,854
Prime Money Market Fund: Institutional Class	765,419,510
Government Money Market Fund: Class A	1,653,081
Government Money Market Fund: Class C	3,036
Government Money Market Fund: Institutional Class	487,758,822
Tax-Exempt Money Market Fund: Class A	7,517,013
Tax-Exempt Money Market Fund: Class C	1,015
Tax-Exempt Money Market Fund: Institutional Class	210,457,038
Maryland Tax-Exempt Bond Fund; Class A	96,360
Maryland Tax-Exempt Bond Fund: Class C	19,707
Maryland Tax-Exempt Bond Fund: Institutional Class	5,215,972
National Tax-Exempt Bond Fund: Class A	33,418
National Tax-Exempt Bond Fund: Class C	17,964
National Tax-Exempt Bond Fund: Institutional Class	13,009,797
Tax-Exempt Limited Maturity Bond Fund: Class A	47,502
Tax-Exempt Limited Maturity Bond Fund: Class C	9,881
Tax-Exempt Limited Maturity Bond Fund: Institutional Class	12,216,481
Limited Maturity Bond Fund: Class A	257,276
Limited Maturity Bond Fund: Class C	101,718
Limited Maturity Bond Fund: Institutional Class	16,340,888
Low Duration Bond Fund: Class A	8,256

Low Duration Bond Fund: Class C	1,179
Low Duration Bond Fund: Institutional Class	1,932,107
Total Return Bond Fund: Class A	80,495
Total Return Bond Fund: Class C	69,452
Total Return Bond Fund: Institutional Class	13,344,953
Growth & Income Fund: Class A	328,541
Growth & Income Fund: Class C	162,116
Growth & Income Fun: Institutional Class	24,441,123
International Equity Fund: Class A	124,109
International Equity Fund: Class C	53,367
International Equity Fund: Institutional Class	31,689,322
Diversified Real Estate Fund: Class A	123,133
Diversified Real Estate Fund: Class C	54,186
Diversified Real Estate Fund: Institutional Class	12,339,600
Capital Opportunities Fund: Class A	133,185
Capital Opportunities Fund: Class C	66,926
Capital Opportunities Fund: Institutional Class	18,039,083
Equity Income Fund: Class A	81,557
Equity Income Fund: Class C	19,168
Equity Income Fund: Institutional Class	19,429,288
Equity Growth Fund: Class A	38,133
Equity Growth Fund: Class C	2,327
Equity Growth Fund: Institutional Class	4,770,999

QUORUM. The presence in person or by proxy of the holders of at least a majority of all of the votes that the Company’s shareholders are entitled to cast at the Meeting will constitute a quorum. For purposes of determining the presence of a quorum, abstentions will not be counted as votes cast and will have no effect on the result of the vote at the Meeting. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting but which have not been voted. Broker “non-votes” will have no effect on the election of directors since directors are elected by plurality.

In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but the Company does not receive sufficient votes to approve any of the proposals, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies, which they are entitled to vote FOR any of the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST all proposals against any such adjournments.

REQUIRED VOTE. The approval of each Director requires the affirmative vote of a plurality of the shares of the entire Company voted in person or by proxy at the Meeting.

OTHER SHAREHOLDER INFORMATION. As of February 28, 2005, the record date for the Meeting, Mercantile’s parent company Mercantile-Safe Deposit and Trust Company (“MSD&T”) held of record, in a fiduciary or representative capacity for its customers, substantially all of the outstanding Shares of each Fund’s institutional class. On such date, MSD&T may be deemed to be the beneficial owner, for purposes of the federal securities laws, because MSD&T possessed sole or shared voting or investment power with respect to such Shares. MSD&T does not, however, have any economic interest in such Shares, which are held solely for the benefit of its customers. To the knowledge of the Company, the amount of beneficial ownership MSD&T held was as follows:

Institutional Class	Number of Shares	Percentage Owned
Prime Money Market Fund	486,604,212	63.57%
Government Money Market Fund	337,623,015	69.22%
Tax-Exempt Money Market Fund	160,445,848	76.24%
Maryland Tax-Exempt Bond Fund	4,117,596	78.94%
National Tax-Exempt Bond Fund	12,634,711	97.12%
Tax-Exempt Limited Maturity Bond Fund	11,450,514	93.73%
Limited Maturity Bond Fund	12,999,818	79.55%
Low Duration Bond Fund	1,876,289	96.96%
Total Return Bond Fund	12,041,047	90.23%
Growth & Income Fund	15,599,779	63.83%
International Equity Fund	28,091,776	88.65%
Diversified Real Estate Fund	10,425,546	84.49%
Capital Opportunities Fund	16,269,483	90.19%
Equity Income Fund	16,359,440	84.20%
Equity Growth Fund	2,817,531	59.06%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Under this definition, MSD&T may be deemed to be a controlling person of the Institutional shares of each Fund. The Company has been advised by MSD&T that subject to its fiduciary responsibilities, it intends to vote the Shares over which it has voting power FOR and AGAINST each proposal presented at the Meeting in the same proportions as the total votes that are cast FOR and AGAINST the proposal by other shareholders of the Company.

The name, address and share ownership of each other person who may have possessed sole or shared voting or investment power with respect to more than 5% of the Company’s outstanding Shares of each fund and class on February 28, 2005 was as follows:

Fund	Name and Address	Percentage Owned
Prime Money Market Fund: Class C	Eveline Hyman 2702 Taney Road Baltimore, MD 21209	49.30%

Government Money Market Fund: Class A	George C. McCully Christine McCully 651 Magothy View Drive Arnold, MD 21012	34.85%

	Marc Rosen Laurie Rosen 16 Fairview Ct. Phoenix, MD 21131	33.77%

Government Money Market Fund: Class C	James A. Burns, Jr. 8711 Lackawanna Avenue Baltimore, MD 21234-3505	66.43%

	Mercantile Capital Advisors Two Hopkins Plaza Baltimore, MD 21201	33.57%

Tax-Exempt Money Market Fund: Class A	Robert R. Carfagno 911 Evergreen Lane Chester Springs, PA 19425	8.34%

	Maroone Family Partnership 2494 S. Ocean Dr. Boca Raton, FL 33432	15.16%

	Cordish Family II LLC 601 E. Pratt St. Baltimore, MD 21202	11.81%

	Ahmed Family Partnership 1000 E. William St. Carson City, NV 89701	7.81%

	Cordish Enterprises 601 E. Pratt St. Baltimore, MD 21202	6.06%

	Abel Merrill David Cordish 601 E. Pratt St. Baltimore, MD 21202	5.09%

Tax-Exempt Money Market Fund: Class C	Mercantile Capital Advisors Two Hopkins Plaza Baltimore, MD 21201	100.00%

Maryland Tax-Exempt Bond Fund: Class A	Donald A. Manekin Bridgitte M. Manekin 229 Ashland Road Hunt Valley, MD 21030	18.00%

	Richard O. Berndt 218 N. Charles Street Baltimore, MD 21201	11.64%

	Robert S. Berndt 218 N. Charles Street Baltimore, MD 21201	11.63%

	Norman E. Shipley, Sr. 4824 Hillock Lane Hampstead, MD 21074	10.02%

	Milton Moss Tatyana J. Moss 3116 Grace Field Rd. Silver Spring, MD 20904	6.70%

Maryland Tax-Exempt Bond Fund: Class C	Joseph A. Smith 14822 Burntwoods Road Glenwood, MD 21738	45.95%

	Thomas Nuttle Marilyn Nuttle 7111 Bellona Avenue Baltimore, MD 21212	27.60%

	Frances H. Zancan 554 Harwood Road Harwood, MD 20776-9517	21.29%

National Tax-Exempt Bond Fund: Class A	David W. Brink Jane S. Brink 1467 River Road New Hope, PA 18939	12.06%

	Roger Lee Katzenberg 1014 Windsor Road Pikesville, MD 21208	10.91%

	Denise Philli Brice 27855 Queen Tree Road Leonardtown, MD 20650	9.80%

	David Griffith 201 Carlyle East Bellevilee, IL 62221-4541	6.88%

	Alvin P. Sachs Marcia C. Sachs 3121 Enclave Court Pikesville, MD 21208-3337	5.97%

National Tax-Exempt Bond Fund: Class C	Joseph A. Smith 14822 Burntwoods Road Glenwood, MD 21738	71.06%

	Frances H. Zancan 554 Harwood Road Harwood, MD 20776	28.36%

Tax-Exempt Limited Maturity Bond Fund: Class A	Milton Moss Tatyana J. Moss 3116 Grace Field Rd. Silver Spring, MD 20904	14.57%

	Dorothy A. Asendorf Charles H. Garrett 813 Merry Go Round Mount Airy, MD 21771	10.30%

	Erin A. Naylor Dukes 1015 Saxon Hill Drive Cockeysville, MD 21030	9.92%

	Betty B. Hill 214 Longwood Road Baltimore, MD 21210-1924	8.35%

	Laura S.Woodham 12158 Brent Town Road Midland, VA 22728	7.09%

	David W. Brink Jane S. Brink 1467 River Road New Hope, PA 18939	7.04%

Tax-Exempt Limited Maturity Bond Fund: Class C	Joseph A. Smith 14822 Burntwoods Road Glenwood, MD 21738	74.82%

	Nan M. Newman 7423 Berry Leaf Drive Laurel, MD 20707	24.17%

Limited Maturity Bond Fund: Class A	Arnold F. Lavenstein 5715 Oakshire Road Baltimore, MD 21209	9.54%

	Katherine A. Reed 1735 Market Street Philadelphia, PA 19103	8.44%

	Jesse R. Whitt PO Box 276 Charlestown, MD 21914	5.58%

Limited Maturity Bond Fund: Class C	Rupert Lily 9828 Marriottsville Road Randallstown, MD 21133	9.88%

	Thomas Nuttle Marilyn Nuttle 7111 Bellona Avenue Baltimore, MD 21212	8.75%

	Gary E. Applebaum Julie L. Applebaum 42 Latimore Way Owings Mills, MD 21117	5.74%

	Hillel Soclof 2409 Willow Glen Drive Baltimore, MD 21209	5.80%

Low Duration Bond Fund: Class A	Ewing Dietz Foundation 16 South Washington Street Easton, MD 21601	85.65%

	Mercantile Capital Advisors Two Hopkins Plaza Baltimore, MD 21201	14.35%

Low Duration Bond Fund: Class C	Mercantile Capital Advisors Two Hopkins Plaza Baltimore, MD 21201	100.00%

Total Return Bond Fund: Class A	Ewing Dietz Foundation 16 South Washington Street Easton, MD 21601	8.98%

	Caroline W. Trimmer 765 Aldworth Road Baltimore, MD 21222	7.03%

	Jesse R. Whitt PO Box 276 Charlestown, MD 21914	6.60%

	Thelma B. Gaines 101 Morgner Rd. Chestertown, MD 21620	6.45%

	Clarence T Marsh Family Trust 7444 Spring Village Drive Springfield, VA 22150	5.29%

Total Return Bond Fund: Class C	Cohen & Dwin PA 201 Milford Mill Rd. Baltimore, MD 21208	23.45%

	Elaine L Kramer 401K 11816 Chapel Estates Drive Clarksville, MD 21029	15.54%

	Hillel Soclof 2409 Willow Glen Drive Baltimore, MD 21209	9.20%

	Gary E. Applebaum Julie L. Applebaum 42 Latimore Way Owings Mills, MD 21117	5.28%

	Carol L. Lange 9332 Greenfield Avenue Trappe, MD 21673	6.53%

Growth & Income Fund: Class C	Cohen & Dwin PA 201 Milford Mill Rd. Baltimore, MD 21208	9.97%

	Elaine L Kramer 401K 11816 Chapel Estates Drive Clarksville, MD 21029	8.88%

	Gary E. Applebaum Julie L. Applebaum 42 Latimore Way Owings Mills, MD 21117	554%

	Thomas Nuttle Marilyn Nuttle 7111 Bellona Avenue Baltimore, MD 21212	6.74%

	Hillel Soclof 2409 Willow Glen Drive Baltimore, MD 21209	5.76%

International Equity Fund: Class A	Ewing Dietz Foundation 16 South Washington Street Easton, MD 21601	6.59%

International Equity Fund: Class C	Gary E. Applebaum Julie L. Applebaum 42 Latimore Way Owings Mills, MD 21117	9.60%

	Cohen & Dwin PA 201 Milford Mill Rd. Baltimore, MD 21208	11.96%

	Elaine L Kramer 401K 11816 Chapel Estates Drive Clarksville, MD 21209	10.92%

	Milbourn & Associates LLC 15 Murray Hill Circle Baltimore, MD 21212	10.10%

	Peggy Desantis 28438 Mason Beach Road Hacksneck, VA 23358	6.70%

Diversified Real Estate Fund: Class A	Ewing Dietz Foundation 16 South Washington Street Easton, MD 21601	7.61%

	Blair Video Club Profit Sharing Plan 22861 Three Notch Rd. California, MD 20619	5.66%

Diversified Real Estate Fund: Class C	Mellon Bank c/o SEI Private Trust Co. One Freedom Valley Drive Oaks, PA 19456	15.89%

	Cohen & Dwin PA 201 Milford Mill Rd. 2nd Floor Baltimore, MD 21208	10.31%

	Christine C. Wentworth 67 Lakeshore Drive Aiken, SC 29801	8.27%

	Joseph A. Smith 14822 Burntwoods Road Glenwood, MD 21738	6.73%

Capital Opportunities Fund: Class C	Cohen & Dwin PA 201 Milford Mill Rd. Baltimore, MD 21208	18.76%

	Gary E. Applebaum Julie L. Applebaum 42 Latimore Way Owings Mills, MD 21117	9.94%

	Thomas Nuttle Marilyn Nuttle 7111 Bellona Avenue Baltimore, MD 21212	7.04%

	Peggy Desantis 28438 Mason Beach Road Hacksneck, VA 23358	5.04%

Equity Income Fund: Class A	Carol J. Shockney 324 Snow Fallway Westminster, MD 21157	13.19%

	David W. Brink Jane S. Brink 1467 River Road New Hope, PA 18939	10.53%

	Joseph W. Smith 10982 Carroll Clark Road Millington, MD 21651	9.44%

	Sharon J. Deibel 1414 Rosewood Hill Drive Vienna, VA 22182	8.23%

	David Griffith 202 Carlyle East Belleville, IL 62221	7.88%

	Donna S. Smith 13801 York Road Cockeysville, MD 21030	6.43%

	Ann L. Smith PO Box 258 Millington, MD 21651	5.20%

Equity Income Fund: Class C	Carol L. Lange 9332 Greenfield Avenue Trappe, MD 21673	61.67%

	Joseph A. Smith 14822 Burntwoods Road Glenwood, MD 21738	27.34%

	Barbara A. Haddaway 23031 Carrollton Road Neavitt, MD 21652	6.68%

Equity Growth Fund: Class A	David Griffith 201 Carlyle East Belleville, IL 62221	19.61%

	Joseph W. Smith 10982 Carroll Clark Road Millington, MD 21651	16.69%

	Ann L. Smith PO Box 259 Millington, MD 21652	9.17%

	George Sharpe 3116 Gracefield Rd. Silver Spring, MD 20904	6.09%

Equity Growth Fund: Class C	Michele A. Nelson Robert A. Nelson 853 Fairfield Avenue Westminster, MD 21157	31.60%

	Barbara A. Haddaway 23031 Carrollton Road Neavitt, MD 21652	29.92%

	Richard H. Lansdale IV 110 Woodbury Road Watertown, CT 06795	14.42%

	Timothy D. Reuter PO Box 432 Brooklandville, MD 21022	8.81%

	Mercantile Capital Advisors Two Hopkins Plaza Baltimore, MD 21201	8.66%

	Francine Ann Callahan 8544 London Bridge Way Lutherville, MD 21093	6.59%

Equity Growth Fund: Institutional Shares	EMA 576 Johnsville Rd. Eldersburg, MD 21784	6.64%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Under this definition, Mercantile may be deemed to be a controlling person of the Class A or Class C shares of certain Funds as indicated above. The Company has been advised by Mercantile that subject to its fiduciary responsibilities, it intends to vote the Shares over which it has voting power FOR and AGAINST each proposal presented at the Meeting in the same proportions as the total votes that are cast FOR and AGAINST the proposal by other shareholders of the Company.

ADDITIONAL INFORMATION

OFFICERS OF THE COMPANY. Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company’s officers who are not Directors.

Name and Age	Position Held with Company	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kevin A. McCreadie Age: 44	President	Since 2004	Executive Vice President of the Company from 2003 to March 2004. President, Mercantile since 2004; Chief Investment Officer, Mercantile and MSD&T since 2002; Partner, Brown Investment Advisory & Trust Company from 1999 to 2002.

Cornelia H. McKenna Age: 37	Vice President	Since 2002	Vice President, Mercantile and MSD&T.

Edward J. Veilleux Age: 61	Assistant Vice President and Chief Compliance Officer	Since 2004	President, EJV Financial Services (consulting) since 2002; Director, DeAM from 1987 to 2002.

Jennifer E. Vollmer Age: 33	Secretary	Since 2002	Vice President, Mercantile and MSD&T since 2001; Associate, DeAM from 1999 to 2001.

Savonne L. Ferguson Age: 31	Assistant Secretary	Since 2004	Assistant Vice President, Mercantile and MSD&T since 2002; DeAM Associate (2002) from 1999 to 2002.

The officers of the Company receive no compensation directly from the Company for performing the duties of their offices, except Mr. Edward Veilleux who received $57,391.29 for the calendar year 2004 and reimbursement of expenses incurred for services as the Company’s Chief Compliance Officer.

INFORMATION ABOUT THE INVESTMENT ADVISER. Mercantile’s principal offices are located at Two Hopkins Plaza, Baltimore, Maryland 21201. Mercantile is a wholly owned subsidiary of MSD&T which, in turn, is wholly-owned by Mercantile Bankshares

Corporation (“MBC”), a publicly-held bank holding company, whose principal offices are also located at Two Hopkins Plaza, Baltimore, Maryland 21201. As of February 28, 2005, to the Company’s knowledge, Depository Trust Clearing Corporation owned beneficially or of record 10% or more of any class of issued and outstanding voting securities of MBC.

The Company’s Investment Advisory Agreement permits Mercantile to act as investment adviser to one or more other investment companies and to fiduciary or other managed accounts. As of December 31, 2004, Mercantile managed approximately $3.7 billion of investment company assets.

DISTRIBUTOR. Mercantile Investment Services, Inc. serves as the distributor of the Shares of the Company. The distributor’s principal offices are located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

OTHER MATTERS

The Company does not hold annual meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Company’s Secretary at its principal office within a reasonable time before such meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Company.

Dated: March 31, 2005

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to complete the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

EXHIBIT 1

MERCANTILE FUNDS, INC.

CHARTER OF THE NOMINATING AND COMPENSATION COMMITTEE

ORGANIZATION

There shall be a committee of the Board of Directors (the “Board”) of the Mercantile Funds, Inc. (the “Company”) to be known as the Nominating and Compensation Committee (the “Committee”). The Committee shall be composed of two or more Directors as determined by the Board, each of whom shall be an Independent Director. The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified. For purposes of the Committee, a Director is independent if the Director is not an “interested person” of the Funds as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The Committee may designate a Chairperson of the Committee to set the agenda for, and preside at, each meeting of the Committee and shall engage in and carry out such other activities on behalf of the Committee as shall be determined from time to time by the Committee.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board of the Company. Meetings of the Committee may be held in person, videoconference or by conference telephone. Where appropriate, the Committee may take action by written consent in lieu of a meeting.

RESPONSIBILITIES

The Committee shall have the following responsibilities:

Board Nominations and Functions.

1. Identify and recommend candidates for membership on the Board (i) as additions to the Board, (ii) to fill vacancies which, from time to time, may occur in the Board, and (iii) for election by Company shareholders at meetings called for the election of Directors. Any Board member or the Company’s investment adviser may submit suggestions for candidates to any member of the Committee. The Committee shall recommend to the Company’s Independent Directors the selection and nomination of candidates for Independent Directors, whether proposed to be appointed by the Board or to be elected by shareholders. The Committee shall evaluate a potential candidate’s qualifications for Board membership and his or her independence from the Company’s investment adviser and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships such as business, financial or family relationships with the investment adviser or other principal service providers, which might impair independence.

In seeking out potential nominees and in nominating candidates to serve as Directors of the Company, the Committee shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person’s ability to serve as a Director. The principal criterion for selection of nominees is their ability to carry out the responsibilities of the Board. In addition, the following factors may be taken into consideration (but need not be limited to):

(a)	Whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director;

(b)	The contribution which the person can make to the Board and the Company, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant;

(c)	The character and integrity of the person; and

(d)	Desirable personality traits of the individual including independence, leadership and the ability to work with the other members of the Board.

2. Periodically review and evaluate the functioning and composition of the Board and the various committees of the Board and recommend any appropriate changes to the Board with respect thereto. The Committee shall consider whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall also periodically review the role of the Committee and the Committee Charter and make recommendations to the Independent Directors with respect thereto.

Review of Compensation. Review at least annually the amount of compensation payable to the Independent Directors and other Directors who are not employees of any adviser or principal underwriter of the Company and recommend any appropriate changes to the Board. Compensation shall be based on the responsibilities and duties of the Independent Directors and such other Directors and the time required to perform these duties. The Committee shall also make recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans and policies for the Independent Directors and such other Directors, and shall monitor any and all such retirement plans and policies and deferred compensation plans.

Selection of Counsel. Consider and oversee the selection of independent legal counsel to the Directors and recommend such counsel to the Independent Directors. In considering such selection and reviewing counsel’s independence, the Committee will evaluate information provided by counsel relating to its client relationships.

MAINTENANCE OF CHARTER

The Company shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for such Company and any modification to such Charter.

PROXY

Carefully fold & detach along perforation

MERCANTILE FUNDS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of Mercantile Funds, Inc., (the “Company”) for use at a Special Meeting (the “Meeting”) of Shareholders to be held on May 13, 2005, at 9:00 a.m. Eastern Time, at the offices of Mercantile Capital Advisors, Inc., the Company’s investment advisor, 12th Floor, Two Hopkins Plaza, Baltimore, Maryland 21201.

The undersigned hereby appoints Cornelia H. McKenna, with full power of substitution, as proxy of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of common stock representing interests in the Company’s funds held of record by the undersigned on February 28, 2005, the record date for the Meeting, upon the following matter:

To elect Directors to the Company:

J. R. Murphy	T. L. Owsley	L.W. Matthews, III
D. H. Miller	E. D. Miller	G. R. Packard

☐ For all nominees listed below (except as marked to the contrary below)

☐ Withhold authority to vote for all nominees listed below Instruction: To withhold authority to vote for any individual nominee(s), Write the name(s) of the nominee(s) on the line below:

Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSALS.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE

ENCLOSED ENVELOPE

Date_____________________________	Signature _______________________________________

Date_____________________________	Signature (Joint Owners) ___________________________

Please sign exactly as name appears hereon. When shares are held by joint tenants, both tenants should sign. When signing as attorney or executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.